EXHIBIT 10.20.1

                             STATEMENT OF INTENT AND
                            CONFIDENTIALITY AGREEMENT


     THIS STATEMENT OF INTENT AND CONFIDENTIALITY AGREEMENT ("Agreement") is made and entered into this 23rd day of January, 2004 by and between the Selnek-is Tem-Al Corporation on behalf of the Torres Martinez Desert Cahuilla Indians, ("STC"), a federally recognized Tribe, whose address is P.O. Box 160, 66725 Martinez Rd, Thermal, California 92274, and Western Goldfields, Inc. ("WGI"), an Idaho Corporation, whose residence is 550 West Plumb Lane B, Suite 440, Reno, Nevada 89509.

                                    RECITALS
                                    --------

     WHEREAS: STC is interested in entering into an agreement for the exploration, development, and mining of the Cahuilla Gold Project ("Project") with WGI;

     WHEREAS: WGI is interested in providing STC a formal exploration, development, and mining agreement for the Project;

     WHEREAS: WGI recognizes that STC has developed or acquired technical and other proprietary information of a confidential nature relating to the operation and management of the Project, including but not limited to, know how, processing information, steps and parameters, present and future methods and equipment, business plans, and other data;

     WHEREAS: STC recognizes that WGI has developed or acquired technical and other proprietary information of a confidential nature relating to its involvement in the mining industry and other related industries, including but not limited to financial information;

     WHEREAS: WGI wishes to be guaranteed the exclusive right to prepare and execute a formal exploration and mining agreement for the Project;

     WHEREAS: the parties wish to insure that confidential information that may be disclosed by one to the other is treated in confidence and is used solely for agreed upon purposes

     WHEREAS: WGI desires to receive confidential information from STC, and STC desires to receive confidential information from WGI, both for the limited purpose of evaluating the suitability of entering into a business relationship, and each party recognizes the importance of keeping such information in confidence;

     NOW, THEREFORE, in consideration of the Recitals hereinabove mentioned and the terms, conditions, covenants, and warranties hereinafter mentioned to be kept, honored, and performed by the parties, it is hereby agreed as follows:


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                              TERMS AND CONDITIONS
                              --------------------

     1.     TERM;  EXCLUSIVITY:

          a. For a period of three (3) months, commencing upon the execution of this Letter of Intent, as approved by the parties, neither WGI nor the STC shall negotiate with third parties nor make information available to any other third party concerning the Project. The parties may extend this period of exclusive negotiations by mutual, written agreement, if necessary. During this term, WGI will endeavor to complete a formal exploration/mining agreement as quickly as possible. Execution of any form of exploration/mining agreement entered into between WGI and STC shall act to terminate this agreement, and exclusivity shall from then on be governed by the terms of such agreement.

          b. In good faith, WGI agrees to provide STC a one-time payment of $10,000 during the term of this Agreement. This payment shall be submitted to STC within on week upon execution of this Letter of Intent. This good faith payment is completely independent of and has no association to or bearing upon the formal exploration/mining agreement.

     2.     ACCESS:

          a. During the term of this agreement, the STC shall allow and assist in the access by WGI to technical data for the Project in possession of the Bureau of Indian Affairs ("BIA") Division of Energy and Minerals, Lakewood, Colorado, which data was approved for public use by the Tribe and the BIA in 1999.

          b. During the term of this agreement, the STC shall allow WGI access to the Project site for the purpose of conducting geologic site visits for evaluation purposes. WGI shall notify the Tribe at least ten (10) days in advance of such site tours. Site activities shall be limited to the evaluation of geology and hand collection of rock samples. Because such site tours shall be so limited, they shall not constitute or be deemed mineral development or exploration and will require no environmental permits or formal contact with regulators.

     3. COSTS: WGI shall be responsible for all costs associated with conducting the Project evaluation, including but not limited to data reproduction, travel expenses, and other general business expenses.

     4. EMPLOYMENT OF TRIBAL MEMBER: With the consent of the STC, WGI may, from time to time as needed, be assisted by a member of the STC to aid in its evaluation program. Employment of any such individual must be approved by STC, and WGI shall reasonably compensate such individual for his or her time and expenses incurred.


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     5.     OWNERSHIP  OF DOCUMENTS: The Tribe shall have the exclusive right to and ownership of all technical data and other documents that are generated during the term of this agreement.

     6. REPORTS: WGI shall provide to the Tribe monthly written reports that, specificity, summarize the progress of the evaluation of the project.

     7. PREPARATION OF DOCUMENTS: The process of reaching agreement on the Project will result in the execution of a exploration/ mining agreement that will set forth in detail the parties' mutual understandings, rights, and obligations, for the overall Project. Such exploration/mining agreement shall contain terms and conditions, similar in nature to those contained in the 1995 agreement executed between the Band and Kennecott Corporation. WGI shall provide the STC and its attorney proposed agreements in hard copy and electronic storage format.

     8.     CONFIDENTIALITY:

          a. "Confidential Information" shall mean any confidential information supplied by one party to the other in written, geographic, photographic, or other tangible form, and any Confidential Information so supplied shall be marked as "confidential." Any Confidential Information that is disclosed in oral form shall be confirmed in written summary form within thirty
(30) days after disclosure to the recipient and shall be marked "confidential." Confidential Information shall not include information already in public domain when delivered by either party, even if marked "confidential."

          b. Upon receipt of any information marked "confidential," either party, within ten (10) days of receipt may request in writing an explanation as to the need for such information to remain "confidential."

          c. Each party agrees that for a period of ten (10) years from the date it receives any Confidential Information from the other party, it will limit its use thereof to the evaluation of the suitability of entering into a business relationship with the other and for the additional purpose, if deemed appropriate by both parties, of negotiating the terms and conditions of an agreement between them, and for no other purpose unless the parties otherwise agree in writing.

          d. Each party agrees that, for a period of ten (10) years from the date it receives any Confidential Information from the other party it will maintain confidence and not disclose any information it received other than to employees, agents or vendors who have need to know the Confidential Information for the purpose described herein and who are similar obligations of confidentiality and non-use.

          e. Each party agrees not to make many copies in whole or in part of Confidential Information belonging to the other or to analyze samples of tangible materials included herein, and further agrees, upon request by the other party, to return all tangible materials, including documents furnished hereunder and any notes or memoranda of


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conversations  relating  hereto,  including  any  copies  thereof,  except  the recipient may retain one copy of each such writing in its legal department in order to be able to monitor its obligations hereunder.

          f. Each party shall be held to at least the same standard of care in protecting any confidential Information received from the other as it normally employs to preserve and safeguard its own Confidential Information of a similar kind.

          g. No right or license under any patent application, patent, or any other proprietary right is granted hereunder by implication or otherwise and no commercial obligation the part of either party is intended or undertaken.

          h. Notwithstanding the other provisions of this agreement, either party may disclose Confidential Information if required to make such disclosure in response to valid legal process; provided that such party shall make no such disclosure without giving the other party immediate written notice of such process and the opportunity to intervene and object to disclosure.

     9.     TERMINATION

          a. Either party may terminate this agreement at any time, without cause, upon thirty (30) days written notice.

          b. In the case of material breach of this Agreement by WGI, the STC may terminate this Agreement immediately. For the purpose of this agreement, "material breach" means willful neglect of any duty imposed by the STC or any violation of terms in this Agreement.

     10. GOVERNING LAW: This Agreement shall be deemed to have been negotiated and written by both parties and shall be construed and performed in accordance with applicable Tribal federal law. Notwithstanding any provision of this Agreement to the contrary, and except as preempted by federal or Tribal law, the parties intend that, in any dispute or controversy arising out of or involving this Agreement, this Agreement shall be construed according to the applicable laws of the STC; provided that, in the absence of such applicable laws, this agreement shall be construed using principles of the contract laws of the State of California as guidance. This provision is not intended, nor shall it be construed, to incorporate or accede to the applicability of any laws of the State of California.

     11. DISPUTE RESOLUTION: If a dispute arises between the parties as to any provision of this Agreement, the parties agree that the dispute will be settled by arbitration. If the STC and the WGI mutually agree on the identity of the arbitrator, such arbitrator may hear and decide the dispute an issue. Where the STC and the WGI are unable to agree on the identity of a single arbitrator, the Tribe will name one, WGI will name one, and the two so chosen will name a third arbitrator. Procedure for conducting the arbitration hearing will be governed by the rules of the American Arbitration Association, or such other rules agreed upon by the parties, and the decision of the arbitrator(s) will be binding upon both parties.


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The  parties  agree to share arbitration fees and costs equally. Nothing in this
Section shall be deemed to be a waver of the Tribe's immunity from suit. Any agreement the parties might decide to abide by any rules, including but not limited to the Rules of the American Arbitration Association, to resolve disputes shall not be deemed in any way to constitute a waiver of the STC's immunity.

     12. ATTORNEYS' FEES: In the event it is necessary to sue to enforce terms and provisions of this agreement, or in the event of any breach thereof, the prevailing party in such action shall be entitled to recover, in addition to all other relief granted, all reasonable attorney's fees and costs expended in the prosecution or defense of such action.

     13. SEVERABILITY: In the event that any term or provision in this Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, such holdings shall not invalidate or render unenforceable any other term or provision of this Agreement.

     14. SOVEREIGN IMMUNITY: The Parties acknowledge that the Tribe possesses immunity from suit. Except as specifically provided in this section, nothing in this Agreement is or shall be deemed to be a waiver of the Tribes' immunity, which immunity is expressly asserted; provided, however, to the extent permitted by law or regulation, the Tribe hereby expressly unequivocally, and irrevocably waives any immunity from suit it may enjoy for the limited and sole purpose of enforcing rights and specific remedies granted under this Agreement and consents and attorns to the personal jurisdiction of any court of competent jurisdiction with respect to any action, except one for monetary damages. This waiver is not intended, nor shall it be construed, to waive the immunity of the Tribe for any other purpose or with respect to any claim or other matter not specifically mentioned, and is not intended to, nor shall it, extend to the benefit of any person other than WGI and the Tribe, their successors, and their assigns.

     15.     INDEMNIFICATION:

          a. In consideration of the terms and conditions of this Agreement, the STC hereby agrees to indemnify WGI and its agents, employees, and assigns, and hold them harmless for and form any and all liabilities, claims, costs, losses, and damages (not including reasonable attorney's fees) arising out of or resulting from any prior agreement or contract with a third party if the subject matter of such prior agreement or contract is similar or identical to that contained in this Agreement and is in conflict with the terms and conditions herein.

          b. In consideration of the terms and conditions of this Agreement, the WGI hereby agrees to indemnify STC and its agents, employees, and assigns, and hold them harmless for and form any and all liabilities, claims, costs, losses, and damages (not including reasonable attorney's fees) arising out of or resulting from any entry upon Tribal lands by WGI, its agents, employees, contractors, subcontractors, and assigns pursuant to the terms and conditions of this Agreement or raising from any accident or casualty thereon or form nay cause whatsoever under or in relation to this Agreement.


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     16.     NO  IMPLIED  WAIVER:  The  failure  of  either party at any time to require performance of any provision hereof shall in no way affect the full right to require such performance anytime thereafter. Further, the waiver by either party of a breach of any provision hereof shall not constitute a waiver of provision itself or any other succeeding breach of the same or any other such provision.

     17. ASSIGNMENT: This Agreement shall no be assigned in whole or in part without written consent of the parties.

     18. BINDING PROVISIONS: The provisions of this agreement shall be binding on the parties, their successors, and their assigns in like manner as on the original parties unless modified by mutual written agreement.

     19. NOTICE: All notices or demands required or permitted to be given hereunder shall be in writing and shall be (i) delivered by certified mail to the U.S. Postal Service, pre-paid postage or (ii) hand-delivered by a courier or by a nationally recognized and reputable overnight delivery service. Each notice shall, for all purposes, be deemed given and received: (i) if given by certified mail, return receipt requested, postage prepaid, when the return receipt is signed; or (ii) if given by a national overnight delivery service, when the notice is actually received by the party. The notice shall be given to the party at its address first set fourth above or at such other address as the party may later specify for that purpose by Notice to the other party. The provisions in this Section governing the day on which a Notice is deemed to have been received shall mean and refer to the date on which the intended party, and its council or other recipient to which a copy of the Notice may be sent, is deemed to have received the notice. If the Notice is tendered under the provisions of this Section and is refused by the intended recipient of the Notice, the Notice shall nonetheless be considered to have been given and shall be affective as of the date tendered. The contrary notwithstanding, any Notice given in a manner other than that provided above, but actually received by the party, shall be effective upon receipt.

     20. DELAY OR OMISSION: No delay or omission to exercise any right, power, or remedy accruing under this Agreement shall impair such right, power, or remedy, nor shall it be construed to be a waiver of or acquiescence in a breach of or default under the Agreement. BOTH PARTIES SPECIFICALLY AND AFFIRMATIVELY AGREE NOT TO CONSTRUE THE CONDUCT, DELAY, OR OMISSION OF THE OTHER PARTY AS ALTERING IN ANY WAY THE PARTIES' AGREEMENTS AS DEFINED IN THE AGREEMENT. Any waiver, permit, or approval of any breach of or default under this Agreement must be in writing, and, because the language of this Section was negotiated and intended by both parties to be binding and is not a mere recital, both parties hereby agree that they will not raise waiver or estoppel as affirmative defenses so as to limit or negate the clear language and intent of this Section. All remedies, either under this Agreement, by law, or otherwise afforded to either party shall be cumulative, not alternative.

     21.     HEADINGS:     The  headings  to  the  various  Sections  of  this
agreement are inserted only for convenience of reference and are not intended, not shall be construed, to modify, define, limit, or expand the intent of the parties.


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     22.     ENTIRE  AGREEMENT;  MODIFICATION:  This  agreement  constitutes the final and entire agreement between the parties, and there is no other agreement or promise on the part of either party to do or omit to do any act or thing not herein mentioned. This Agreement is intended as a complete and exclusive statement of the terms and conditions of the parties' agreement and may not be effectively amended, changed, modified, or altered without the written consent of both parties.

     23.     COUNTERPARTS:     This  Agreement  may  be  executed in one or more
counterparts,  each  of  which  shall  constitute  an  original.

     IN WITNESS WHEREOF, the parties hereto have set their hands:

     Selnek-is Tem-Al (Red Earth) Corporation
     /s/  Rodney Bonner
     -------------------
     By:  Rodney Bonner, Chairman

     Attest:

     By:   ___________________________



     Western Goldfields, Inc.
     /s/  Thomas K. Mancuso
     ------------------------
     By:  Thomas K. Mancuso, President & CEO

     Attest:

     By:   _______________________________
           _____________,  its  __________


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